PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Small/Medium Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated March 31, 2014

April 21, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE Small/Medium Co Growth Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Board of Trustees of the Trust has approved the termination of Copper Rock Capital Partners, LLC as an investment advisor to the fund. Riverbridge Partners, LLC, Lee Munder Capital Group, LLC, Timpani Capital Management LLC and Palisade Capital Management, L.L.C. will continue to serve as the fund's investment advisors.

Effective as of the close of business on April 21, 2014, the Prospectuses and the SAI are hereby revised as follows:

All references to "Copper Rock Capital Partners, LLC" or "Copper Rock" as an investment advisor to PACE Small/Medium Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-672